EXHIBIT 4(C)


          REGISTERED                                        REGISTERED
          R__________                                       $_______

                                       FORM OF

                              NATIONAL FUEL GAS COMPANY
                              __% DEBENTURE, SERIES DUE

                                    CUSIP --------

              National Fuel Gas Company, a corporation of the State of New Jersey (hereinafter called the Company), for value received, hereby promises to pay to _____ or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, Dollars, on , in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay interest thereon from the or next preceding the date of this Debenture to which interest has been paid, at the rate of per centum per annum in like coin or currency at such office or agency on and (hereinafter called "interest payment dates") in each year, until the Company's obligation with respect to the payment of such principal shall have been discharged; provided, however, that (a) if the date hereof is an interest payment date to which interest has been paid, then interest shall be payable only from the date of this Debenture, (b) if the date hereof is prior to, then interest shall be payable only from , and (c) if the date hereof is after any record date, as hereinafter provided, with respect to any interest payment date and prior to such interest payment date, then interest shall be payable only from such interest payment date, unless the Company shall default in the payment of the interest due on such interest payment date, in which case interest shall be payable from the next preceding interest payment date to which interest has been paid, or, if no interest has been paid on the Debentures, from ---------------------.

              ADDITIONAL PROVISIONS OF THIS DEBENTURE ARE SET FORTH ON THE REVERSE HEREOF AND SUCH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

              This Debenture shall not become obligatory until THE BANK OF NEW YORK (formerly Irving Trust Company), the Trustee under the Indenture, or its successor thereunder, shall have signed the form of authentication certificate endorsed hereon.

                IN WITNESS WHEREOF, NATIONAL FUEL GAS COMPANY has caused this instrument to be signed in its corporate name by its Chairman of the Board, President or a Vice- President by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or an Assistant Secretary by his signature or a facsimile thereof.

          Date:                                   NATIONAL FUEL GAS COMPANY
          Attest:
                                                  By:---------------------

          Secretary:

                         TRUSTEE'S AUTHENTICATION CERTIFICATE

               This Debenture is one of the Debentures, of the series designated therein, described in the within-mentioned Indenture and Supplemental Indenture.

               THE BANK OF NEW YORK
                    As Trustee


               By:-----------------------------
                    Authorized Signatory


                            [FORM OF REVERSE OF DEBENTURE]

                    The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Debenture is registered at the close of business (whether or not a business day) on the or (herein called "record dates"), as the case may be, next preceding such interest payment date. At the option of the Company, interest may be payable by check mailed to the address of the person entitled thereto as such address shall appear on the register of the Company or by federal wire transfer to such person [who at the time of such payment holds in excess of $_______ principal amount of Debentures] in accordance with written instructions received by the Company from such person.

              This Debenture is one of a duly authorized issue of Debentures of the Company (herein called the Debentures), of the series hereinafter specified, all issued and to be issued under an Indenture, dated as of October 15, 1974, executed by the Company to THE BANK OF NEW YORK (formerly Irving Trust Company) (herein called the Trustee), to which Indenture and all Indentures supplemental thereto (herein collectively called the Indenture) reference is hereby made for a statement of the rights, duties and immunities of the Trustee, of the covenants of the Company therein contained and of the rights thereunder of the registered owners of the Debentures. The Debentures are issuable in series, which may mature at different times, bear interest at different rates and otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the --% Debentures, Series due ---------limited to the aggregate principal amount of $ issued under the Indenture and described in the Supplemental Indenture thereto dated as of between the Company and the Trustee.

              The principal hereof may be declared due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a default as in the Indenture provided.

              The rights and obligations of the Company and of the holders of Debentures may be changed and modified at the request of the Company by an indenture or indentures supplemental to the Indenture, executed pursuant to the consent in writing of the holders of a least 66 2/3% in principal amount of all Debentures then outstanding, all in the manner and subject to the limitations set forth in the Indenture, provided that no change or modification may be made which would extend the maturity of, or reduce the principal of or the rate of interest on or the premium, if any, payable on redemption of, this Debenture or otherwise modify the terms of payment of principal or interest or premium or reduce the above percentage without the express consent of the holder hereof, and provided, further, that any such change or modification directly affecting the rights of holders of one or more but not all series of Debentures shall require such consent only from holders of at least 66 2/3% in aggregate principal amount of outstanding Debentures of all series so affected. Any consent by the holder of this Debenture to the execution of a supplemental indenture (unless effectively revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture, irrespective of whether or not any notation of such consent is made upon this Debenture.

              This Debenture is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender for cancellation of this Debenture, together with a written instrument of transfer if required by the Company or the Trustee, duly executed by the registered owner, or by his duly authorized attorney, and upon payment of the charges prescribed in the Indenture and, thereupon, a new Debenture for a like principal amount will be issued to the transferee in exchange herefor as provided in the Indenture. Subject to the foregoing provisions as to the person entitled to receive payment of interest hereon, the Company and the Trustee may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

              In the manner and upon payment of the charges prescribed in the Indenture, Debentures, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of Debentures of authorized denominations of the same series.

              [The Company shall not be required (i) to register transfers or make exchanges or substitutions of Debentures for a period of fifteen days next preceding any mailing of notice of redemption or (ii) to register transfers or make exchanges or substitutions of Debentures theretofore selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, the portion thereof not so to be redeemed.
              The Debentures of this series are redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, upon notice (which may be subject to receipt of the redemption moneys by the Trustee prior to the date fixed for redemption) to holders of Debentures mailed not less than 30 nor more than 60 days prior to the date fixed for redemption, at the prices set forth in the tabulation below under the heading "Redemption Price" and expressed in percentages of the principal amount of the Debentures to be redeemed, together, in each case, with accrued interest to the date fixed for redemption, all as more fully provided in the Indenture, provided, that none of the Debentures of this series shall be redeemed at the Redemption Prices prior to the day of, if such redemption is for the purpose or in anticipation of their refunding through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (calculated in accordance with acceptable financial practice) of less than the effective interest cost of the Debentures of this series. If at the time of mailing of any notice of redemption the Trustee shall not have received for the purpose an amount in cash sufficient to redeem all of the Debentures called for redemption, including accrued interest to such date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee prior to the date fixed for redemption, and such notice shall be of no effect unless such moneys are received prior to such date.

          If Redeemed                        If Redeemed
       During 12 Months'   Redemption     During 12 Months'    Redemption
         Period Ending        Price         Period Ending         Price
        --------------     -----------    ----------------     -----------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------

                     ------------                      ------------]*

              This Debenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

              No recourse shall be had for the payment of the principal of, or interest on, this Debenture, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or any predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all liability, if any, of that character against every such incorporator, stockholder, officer and director being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

          -----------------
          * These provisions shall be modified if the Debentures are not redeemable or are redeemable upon different terms.

                                    ABBREVIATIONS

             The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common     UNIF GIFT MIN ACT - ---- Custodian _____
     TEN ENT - as tenants by the entireties                 (Cust)       (Minor)
     JT TEN -  as joint tenants with right        under Uniform Gift to Minors
               of survivorship and not            Act-------------------------
               as tenants in common                    (State)

                       Additional abbreviations may also be used though not in the above list.
                              -------------------------

                    FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please Insert Social Security or Other
             Identifying Number of Assignee

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                    Please print or typewrite name and address including postal zip code of assignee

     ---------------------------------------------------------------------------
     the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing

     ----------------------------------------------------------------attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.


     Dated:-------------------                 -------------------------------

             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Instrument in every particular, without alteration or enlargement or any change whatever.

                     [GENERAL FORM OF FIXED RATE/REDEEMABLE NOTE]

                    [(See legend at the end of this Debenture for Restrictions on Transfer and Change of Form)]

                              NATIONAL FUEL GAS COMPANY

                               MEDIUM-TERM NOTE, SERIES
                            (being a Series of Debentures)

     NO.: R--

     ISSUE DATE:                   PRINCIPAL AMOUNT:                     CUSIP:

     ORIGINAL INTEREST             INTEREST RATE:                MATURITY DATE:
       ACCRUAL DATE:

     LIMITATION DATE:              INITIAL PERCENTAGE:                PAR DATE:

     INITIAL REDEMPTION DATE:                              REDUCTION PERCENTAGE:

     INTEREST PAYMENT DATES:

               The Optional Redemption Price shall initially be the Initial Percentage specified above of the principal amount of this Debenture to be redeemed and, unless otherwise provided in the space below, shall decline by equal amounts at each anniversary of the Initial Redemption Date by the Reduction Percentage specified above of the principal amount to be redeemed, until the Par Date specified above. On and after the Par Date, the Optional Redemption Price shall be 100% of such principal amount. This Debenture shall not be redeemed prior to the Limitation Date specified above, if such redemption is for the purpose or in anticipation of refunding such Debenture through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (computed in accordance with generally accepted financial practice) of less than the effective interest cost of this Debenture.

                             (SEE ATTACHED SCHEDULE A FOR
                             OPTIONAL REDEMPTION PRICES)


                    Additional Redemption Prices, if any:



               NATIONAL FUEL GAS COMPANY, a corporation of the State of New Jersey (herein called the Company), for value received, hereby promises to pay to or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York,



                                                                      Dollars,
     on the Maturity Date specified above, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay interest thereon at the Interest Rate specified above, semi-annually on the Interest Payment Dates specified above of each year (each an interest payment date) and on the Maturity Date, from the Original Interest Accrual Date specified above or from the most recent interest payment date to which interest has been paid, commencing on the interest payment date next succeeding the Original Interest Accrual Date, in like coin or currency at such office or agency on the interest payment date, in each year, until the
     Company's obligation with respect to the payment of such principal shall have been discharged, provided, however, that if the date
                                 --------  -------
     hereof is after a record date specified below with respect to any interest payment date and prior to such interest payment date, then interest shall be payable only from such interest payment date (unless the Issue Date is after such record date). If the Issue Date specified above is after such record date and prior to the next succeeding interest payment date, then payment of interest shall commence on the second interest payment date succeeding the Issue Date, unless the Company shall default in the payment of interest due on such interest payment date, in which case interest shall be payable from the next preceding interest payment date to which interest has been paid, or, if no interest has been paid on the Debentures, from the Original Interest Accrual Date.

               The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Debenture is registered at the close of business (whether or not a business day) on the fifteenth day of the month (herein called record dates), as the case may be, next preceding such interest payment date. At the option of the Company, interest may be payable by check mailed to the address of the person entitled thereto as such address shall appear on the register of the Company or by federal wire transfer to such person [who at the time of such payment holds in excess of $________ principal amount of Debentures] in accordance with written instructions received by the Company from such person.

               This Debenture is one of a duly authorized issue of Debentures of the Company (herein called the Debentures), of the series hereinafter specified, all issued and to be issued under an Indenture dated as of October 15, 1974, executed by the Company to THE BANK OF NEW YORK (formerly Irving Trust Company) (herein called the Trustee), to which Indenture and all indentures supplemental thereto (herein collectively called the Indenture) reference is hereby made for a statement of the rights, duties and immunities of the Trustee, of the covenants of the Company therein contained and of the rights thereunder of the registered owners of the Debentures. The Debentures are issuable in series, which may mature at different times, bear interest at different rates and otherwise vary as in the Indenture provided. This Debenture is one of a series designated Medium-Term Notes, Series , limited to the aggregate principal amount of
              , issued under the Indenture and described in the
     Supplemental Indenture thereto dated as of                 (herein called
     the Supplemental Indenture) between the Company and the Trustee.

               The holder of this Debenture hereby consents that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of Debentures of this series entitled to consent to any amendment, supplement or waiver to or under the Indenture. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

               The principal hereof may be declared due prior to the Maturity Date hereinbefore named on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a default as in the Indenture provided.

               With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of Debentures and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of Debentures then Outstanding as are specified in the Indenture. Any consent by the holder of this Debenture to the execution of a supplemental indenture (unless effectively revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture, irrespective of whether or not any notation of such consent is made upon this Debenture.

               This Debenture is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender for cancellation of this Debenture, together with a written instrument of transfer if required by the Company or the Trustee, duly executed by the registered owner, or by his duly authorized attorney, and upon payment of the charges prescribed in the Indenture and, thereupon, a new Debenture for a like principal amount and in such authorized denominations with the same Issue Date, Original Interest Accrual Date, Maturity Date, Interest Rate, redemption provisions and interest payment dates as may be requested will be issued to the transferee in exchange herefor as provided in the Indenture. Subject to the foregoing provisions as to the person entitled to receive payment of interest hereon, the Company and the Trustee may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

               In the manner and upon payment of the charges prescribed in the Indenture, Debentures, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of Debentures of authorized denominations of the same designated interest rate and maturity.

               The Company shall not be required (i) to register transfers or make exchanges or substitutions of Debentures for a period of fifteen days next preceding any mailing of notice of redemption or (ii) to register transfers or make exchanges or substitutions of Debentures theretofore selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, the portion thereof not so to be redeemed.

               This Debenture is redeemable at the option of the Company in whole at any time, or in part from time to time, on any date after the Initial Redemption Date specified on the face hereof and prior to the Maturity Date, upon notice (which may be subject to receipt of the redemption moneys by the Trustee prior to date fixed for redemption) to the holder hereof mailed not less than 30 nor more than 60 days prior to the date fixed for redemption, at the Optional Redemption Prices specified on the face hereof, expressed in percentages of the principal amount of this Debenture to be redeemed, together, in each case, with accrued interest to the date fixed for redemption, provided, that redemption of this Debenture prior to the Limitation Date, for the purpose or in anticipation of certain refundings is restricted, all as more fully provided on the face hereof.
     If at the time of mailing of any notice of redemption the Trustee shall not have received for the purpose an amount in cash sufficient to redeem all of the Debentures called for redemption, including accrued interest to such date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee prior to the date fixed for redemption, and such notice shall be of no effect unless such moneys are received prior to such date.

               This Debenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

               No recourse shall be had for the payment of the principal of, or premium, if any, or interest on, this Debenture, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or any predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all liability, if any, of that character against every such incorporator, stockholder, officer and director being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

               This Debenture shall not become obligatory until THE BANK OF NEW YORK, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of authentication certificate endorsed hereon.

               IN WITNESS WHEREOF, NATIONAL FUEL GAS COMPANY has caused this instrument to be signed in its corporate name by its Chairman of the Board, President or a Vice-President by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or an Assistant Secretary by his signature or a facsimile thereof.


                                             NATIONAL FUEL GAS COMPANY


                                             By ------------------------

     Attest:

     ----------------------------------


                         TRUSTEE'S AUTHENTICATION CERTIFICATE

        This Debenture is one of the Debentures, of the series designated therein, described in the within-mentioned Indenture and Supplemental Indenture.

     Dated:

                                                        THE BANK OF NEW YORK,
                                                          as Trustee


                                                       By ----------------------
                                                            Authorized Officer


                      -----------------------------------------

               [Unless and until this Debenture is exchanged in whole or in part for certificated Debentures registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the Depositary), this Debenture may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.
     Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

               This Debenture may be exchanged for certificated Debentures registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.]

                           --------------------------------

                FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

     -----------------------------------------------------------------------
     (please insert social security or other identifying number of assignee)

     -----------------------------------------------------------------
     (please print or typewrite name and address of assignee)

     the within Debenture of NATIONAL FUEL GAS COMPANY and does hereby irrevocably constitute and appoint

     -----------------------------------------------------------------
     as Attorney, to transfer said Debenture on the books of the within-mentioned Company, with full power of substitution in the premises.


     Dated:  --------------------------


     ----------------------------------
     Notice: The signature to this assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.



                   [GENERAL FORM OF FIXED RATE/NON-REDEEMABLE NOTE]

                    [(See legend at the end of this Debenture for Restrictions on Transfer and Change of Form)]

                              NATIONAL FUEL GAS COMPANY

                               MEDIUM-TERM NOTE, SERIES
                            (being a Series of Debentures)

     NO.:  --

     ISSUE DATE:              PRINCIPAL AMOUNT:                   CUSIP:


     ORIGINAL INTEREST        INTEREST RATE:                      MATURITY DATE:
      ACCRUAL DATE:

     INTEREST PAYMENT DATES:

               NATIONAL FUEL GAS COMPANY, a corporation of the State of New Jersey (hereinafter called the Company), for value received, hereby promises to pay to or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York,

                                                             Dollars, on the
     Maturity Date specified above, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay interest thereon at the Interest Rate specified above, semi-annually on the Interest Payment Dates specified above of each year (each an interest payment date) and on the Maturity Date, from the Original Interest Accrual Date specified above or from the most recent interest payment date to which interest has been paid, commencing on the interest payment date next succeeding the Original Interest Accrual Date, in like coin or currency at such office or agency on the interest payment date, in each year, until the Company's obligation with respect to the payment of such principal shall have been discharged, provided, however,
                                                           --------   -------
     that if the date hereof is after a record date specified below with respect to any interest payment date and prior to such interest payment date, then interest shall be payable only from such interest payment date (unless the Issue Date is after such record date). If the Issue
     Date specified above is after such record date and prior to the next succeeding interest payment date, then payment of interest shall commence on the second interest payment date succeeding the Issue Date, unless the Company shall default in the payment of interest due on such interest payment date, in which case interest shall be payable from the next preceding interest payment date to which interest has been paid, or, if no interest has been paid on the Debentures, from the Original
     Interest Accrual Date.

               The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Debenture is registered at the close of business (whether or not a business day) on the fifteenth day of the month (herein called record dates), as the case may be, next preceding such interest payment date. At the option of the Company, interest may be payable by check mailed to the address of the person entitled thereto as such address shall appear on the register of the Compnay or by federal wire transfer to such person [who at the time of such payment holds in excess of $_______ principal amount of Debentures] in accordance with written instructions received by the Company from such person.

               This Debenture is one of a duly authorized issue of Debentures of the Company (herein called the Debentures), of the series hereinafter specified, all issued and to be issued under an Indenture dated as of October 15, 1974, executed by the Company to THE BANK OF NEW YORK (formerly Irving Trust Company) (herein called the Trustee), to which Indenture and all indentures supplemental thereto (herein collectively called the Indenture) reference is hereby made for a statement of the rights, duties and immunities of the Trustee, of the covenants of the Company therein contained and of the rights thereunder of the registered owners of the Debentures. The Debentures are issuable in series, which may mature at different times, bear interest at different rates and otherwise vary as in the Indenture provided. This Debenture is one of a series designated
     Medium-Term Notes, Series     , limited to the aggregate principal amount
     of                           , issued under the Indenture and described in
     the           Supplemental Indenture thereto dated as of
     (herein called the Supplemental Indenture) between the Company and the Trustee.

               The holder of this Debenture hereby consents that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of Debentures of this series entitled to consent to any amendment, supplement or waiver to or under the Indenture. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

               The principal hereof may be declared due prior to the Maturity Date hereinbefore named on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a default as in the Indenture provided.

               With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of Debentures and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of Debentures then Outstanding as are specified in the Indenture. Any consent by the holder of this Debenture to the execution of a supplemental indenture (unless effectively revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture, irrespective of whether or not any notation of such consent is made upon this Debenture.

               This Debenture is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender for cancellation of this Debenture, together with a written instrument of transfer if required by the Company or the Trustee, duly executed by the registered owner, or by his duly authorized attorney, and upon payment of the charges prescribed in the Indenture and, thereupon, a new Debenture for a like principal amount and in such authorized denominations with the same Issue Date, Original Interest Accrual Date, Maturity Date, Interest Rate and interest payment dates as may be requested will be issued to the transferee in exchange herefor as provided in the Indenture. Subject to the foregoing provisions as to the person entitled to receive payment of interest hereon, the Company and the Trustee may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

               This Debenture shall not be redeemable prior to the Maturity
     Date.

               In the manner and upon payment of the charges prescribed in the Indenture, Debentures, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of Debentures of authorized denominations of the same designated interest rate and maturity.

               This Debenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

               No recourse shall be had for the payment of the principal of, or premium, if any, or interest on, this Debenture, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or any predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all liability, if any, of that character against every such incorporator, stockholder, officer and director being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

               This Debenture shall not become obligatory until THE BANK OF NEW YORK, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of authentication certificate endorsed hereon.

               IN WITNESS WHEREOF, NATIONAL FUEL GAS COMPANY has caused this instrument to be signed in its corporate name by its Chairman of the Board, President or a Vice-President by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or an Assistant Secretary by his signature or a facsimile thereof.


                                   NATIONAL FUEL GAS COMPANY

                                      By----------------------------------------


     Attest:

     ------------------------------


                      TRUSTEE'S AUTHENTICATION CERTIFICATE


             This Debenture is one of the Debentures, of the series designated therein, described in the within-mentioned Indenture and Supplemental Indenture.

     Dated:

                                                THE BANK OF NEW YORK,
                                                  as Trustee


                                                By------------------------------
                                                      Authorized Officer


                                   ---------------

               [Unless and until this Debenture is exchanged in whole or in part for certificated Debentures registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the Depositary), this Debenture may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.
     Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

               This Debenture may be exchanged for certificated Debentures registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.]

                                   ---------------

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

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     (please insert social security or other identifying number of assignee)


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     (please print or typewrite name and address of assignee)


     the within Debenture of NATIONAL FUEL GAS COMPANY and does hereby irrevocably constitute and appoint

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     as Attorney, to transfer said Debenture on the books of the within-
     mentioned Company, with full power of substitution in the premises.


     Dated:  --------------------------


     ----------------------------------
     Notice: The signature to this assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.